________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                 FORM 8-K/A



                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): November 30, 1999




                           EXXON MOBIL CORPORATION
          ______________________________________________________
            (Exact name of registrant as specified in its charter)



        NEW JERSEY                   1-2256          13-5409005
 _______________________________  ____________  _______________________
 (State or other jurisdiction     (Commission      (I.R.S. Employer
       of incorporation)           File Number)  Identification Number)




      5959 Las Colinas Boulevard, Irving, Texas           75039-2298
    __________________________________________________________________
       (Address of principal executive offices)           (Zip Code)


                              (972) 444-1000
           ____________________________________________________
           (Registrant's telephone number, including area code)




      _____________________________________________________________
      (Former name or former address, if changed since last report)




________________________________________________________________________

                               EXXON MOBIL CORPORATION

                                     FORM 8-K/A


PORTIONS AMENDED:

   The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on December 1, 1999 to include financial statements of businesses acquired and pro forma financial information in accordance with
   Item 7(a)(4) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K filed on December 1, 1999.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

   (a)  Financial Statements of Businesses Acquired.

        The audited financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended
        December 31, 1998 of Mobil Corporation ("Mobil") as previously filed on April 8, 1999 in Exxon Corporation's ("Exxon") definitive proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934.

        The unaudited financial statements of Mobil Corporation for the quarterly period ended September 30, 1999 included in Mobil Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed on November 12, 1999.

   (b)  Pro Forma Financial Information.

        Introduction to unaudited pro forma condensed combined financial statements.

        Unaudited pro forma condensed combined balance sheet of Exxon and Mobil as of September 30, 1999.

        Unaudited pro forma condensed combined statements of income of Exxon and Mobil for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996.

        Notes to unaudited pro forma condensed combined financial statements.

   (c)  Exhibits

        99.1 ExxonMobil Press Release dated November 30, 1999 (previously filed as Exhibit 99 to the registrant's Current Report on Form 8-K filed on December 1, 1999).

        99.2 Introduction to unaudited pro forma condensed combined financial statements. Unaudited pro forma condensed combined balance sheet of Exxon and Mobil as of September 30, 1999. Unaudited pro forma condensed combined statements of income of Exxon and Mobil for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996. Notes to unaudited pro forma condensed combined financial statements.

        99.3 The unaudited financial statements of Mobil Corporation for the quarterly period ended September 30, 1999 (incorporated by reference to Mobil Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed on November 12, 1999).

                                  EXXON MOBIL CORPORATION

                                       FORM 8-K/A


                                       SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         EXXON MOBIL CORPORATION



Date:  February 11, 2000             /s/    DONALD D. HUMPHREYS
                         _______________________________________________
                         Donald D. Humphreys, Vice President, Controller
                                and Principal Accounting Officer

                                EXXON MOBIL CORPORATION

                                     FORM 8-K/A


                                   INDEX TO EXHIBITS



99.1 ExxonMobil Press Release dated November 30, 1999 (previously filed as Exhibit 99 to the registrant's Current Report on Form 8-K filed on December 1, 1999).


99.2 Introduction to unaudited pro forma condensed combined financial statements. Unaudited pro forma condensed combined balance sheet of Exxon and Mobil as of September 30, 1999. Unaudited pro forma condensed combined statements of income of Exxon and Mobil for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996. Notes to unaudited pro forma condensed combined financial statements.


99.3 The unaudited financial statements of Mobil Corporation for the quarterly period ended September 30, 1999 (incorporated by reference to Mobil Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed
         November 12, 1999).

                                                            EXHIBIT 99.2




       UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma condensed combined financial statements combine the historical consolidated balance sheets and statements of income of Exxon and Mobil giving effect to the merger using the pooling of interests method of accounting for a business combination.

This information was derived from the audited financial statements of Exxon for the years 1998, 1997, and 1996 and its unaudited financial statements for the nine months ended September 30, 1999 and 1998 and from the audited financial statements of Mobil for the years 1998, 1997 and 1996 and its unaudited financial statements for the nine months ended September 30, 1999 and 1998. The information is only a summary and should be read in conjunction with the historical financial statements and related notes contained in the annual reports and other information filed with the SEC.

The unaudited pro forma condensed combined statements of income for the years ended December 31, 1998, 1997 and 1996 and for the nine months ended September 30, 1999 and 1998 assume the merger was effected on January 1, 1996. The unaudited pro forma condensed combined balance sheet gives effect to the merger as if it had occurred on September 30, 1999. The accounting policies of Exxon and Mobil are substantially comparable. Consequently, no adjustments were made to the unaudited pro forma condensed combined financial statements to align the accounting policies of the combining companies.

The unaudited pro forma combined financial information is for illustrative purposes only. The companies may have performed differently had they always been combined. The pro forma combined financial information may not be indicative of the historical results that would have been achieved had the companies always been combined or the future results that the merged companies will experience operating as a combined company.

                         UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1999
                                                                              Historic          Pro Forma      Pro Forma
                                                                        ____________________
                                                                        Exxon(2)    Mobil(2)    Adjustments     Combined
                                                                        _____       _____       ___________     ________
                                                                                       (millions of dollars)
Assets
Current assets
  Cash and cash equivalents                                            $  1,151    $    960     $    204 (6A)   $  2,315
  Other marketable securities                                                39          15           14 (6A)         68
  Notes and accounts receivable, less estimated doubtful accounts        10,778       6,463       (1,365)(4)
                                                                                                   2,225 (6A)     18,101
  Inventories
    Crude oil, products and merchandise                                   4,220       1,672        1,053 (6A)      6,945
    Materials and supplies                                                  675         357           74 (6A)      1,106
  Prepaid taxes and expenses                                              1,185         563           33 (6A)      1,781
                                                                       ________    ________     ________        ________
        Total current assets                                             18,048      10,030        2,238          30,316
Investments and advances                                                  6,427       8,591       (1,078)(6A)     13,940
Property, plant and equipment, at cost, less accumulated depreciation
  and depletion                                                          65,999      25,173        2,984 (6A)     94,156
Other assets, including intangibles, net                                  3,920         808           54 (6A)      4,782
                                                                       ________    ________     ________        ________
        Total assets                                                   $ 94,394    $ 44,602     $  4,198        $143,194

Liabilities                                                            ========    ========     ========        ========
Current liabilities
  Notes and loans payable                                              $  4,820    $  5,428     $    267 (6A)  $  10,515
  Accounts payable and accrued Liabilities                               15,410       8,351       (1,365)(4)
                                                                                                     100 (5)
                                                                                                   2,152 (6A)     24,648
  Income taxes payable                                                    1,349       1,085           21 (6A)      2,455
                                                                       ________    ________     ________        ________
        Total current liabilities                                        21,579      14,864        1,175          37,618
Long-term debt                                                            4,425       3,804          499 (6A)      8,728
Annuity reserves, deferred credits and other liabilities                 24,556       6,919        2,624 (6A)     34,099
                                                                       ________    ________     ________        ________
        Total liabilities                                                50,560      25,587        4,298          80,445
                                                                       ________    ________     ________        ________
Shareholders' Equity
Preferred stock                                                              31         622                          653
Benefit plan related balances                                                          (309)                        (309)
Common stock                                                              2,428         901         (124)(6B)      3,205
Capital surplus                                                                       1,735       (1,735)(6B)
Earnings reinvested                                                      55,312      21,061         (100)(5)
                                                                                                  (2,095)(6B)     74,178
Accumulated other nonowner changes in equity
  Cumulative foreign exchange translation adjustment                     (1,040)       (915)                      (1,955)
  Minimum pension liability                                                (282)       (126)                        (408)
Common stock held in treasury                                           (12,615)     (3,954)       3,954 (6B)    (12,615)
                                                                       ________    ________     ________        ________
        Total shareholders' equity                                       43,834      19,015         (100)         62,749
                                                                       ________    ________     ________        ________
        Total liabilities and shareholders' equity                     $ 94,394    $ 44,602     $  4,198        $143,194
                                                                       ========    ========     ========        ========
                  See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR NINE MONTHS ENDED SEPTEMBER 30, 1999
                                                                   Historic         Pro Forma Adjustments
                                                             ___________________    ______________________
                                                                                    Merger      Businesses    Pro Forma
                                                             Exxon(2)  Mobil(2)     Affects      Divested     Combined
                                                             _____     _____        _______      ________     ________
                                                                                 (millions of dollars)
Revenue
  Sales and other operating revenue, including excise taxes  $88,024   $42,069      $(7,248)(4)
                                                                                      6,010 (6A) $(1,614)(7)  $127,241
  Earnings from equity interests and other revenue             1,368       699           23 (6A)    (126)(7)     1,964
                                                             _______   _______      _______      _______      ________
        Total revenue                                         89,392    42,768       (1,215)      (1,740)      129,205
                                                             _______   _______      _______      _______      ________
Costs and other deductions
  Crude oil and product purchases                             34,370    23,415       (7,248)(4)
                                                                                      2,623 (6A)    (529)(7)    52,631
  Operating expenses                                           8,423     3,179          583 (6A)    (295)(7)    11,890
  Selling, general and administrative expenses                 6,375     2,869          135 (6A)     (65)(7)     9,314
  Depreciation and depletion                                   4,194     1,824          133 (6A)     (68)(7)     6,083
  Exploration expenses, including dry holes                      421       745                                   1,166
  Interest expense                                               197       254           16 (6A)      (2)(7)       465
  Excise taxes                                                10,718     4,512          261 (6A)    (505)(7)    14,986
  Other taxes and duties                                      19,822     2,984        2,219 (6A)      (1)(7)    25,024
  Income applicable to minority and preferred interests          (31)       26           73 (6A)                    68
                                                             _______   _______      _______      _______      ________
        Total costs and other deductions                      84,489    39,808       (1,205)      (1,465)      121,627
                                                             _______   _______      _______      _______      ________
Income before income taxes                                     4,903     2,960          (10)        (275)        7,578
  Income taxes                                                 1,178     1,059          (10)(6A)     (99)(7)     2,128
                                                             _______   _______      _______      _______       _______
Net income                                                   $ 3,725   $ 1,901      $     0      $  (176)     $  5,450
                                                             =======   =======      =======      =======      ========
Net income per common share (dollars)                        $  1.54   $  2.41                   $ (0.05)     $   1.57 (3)
Net income per common share-assuming dilution (dollars)      $  1.52   $  2.36                   $ (0.05)     $   1.55 (3)

Average number common shares outstanding (millions)            2,428       775                                   3,451 (3)
Average number common shares outstanding-assuming dilution
  (millions)                                                   2,455       805                                   3,518 (3)

Dividends per common share (dollars)                         $ 1.230   $ 1.710                                $  1.250 (3)
                   See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                                  Historic        Pro Forma Adjustments
                                                             __________________   _______________________
                                                                                  Merger       Businesses   Pro Forma
                                                             Exxon(2)  Mobil(2)   Affects       Divested    Combined
                                                             _____     _____      _______       ________    ________
                                                                                (millions of dollars)
Revenue
  Sales and other operating revenue, including excise taxes  $86,075   $39,297    $(7,272)(4)
                                                                                    5,526 (6A)  $(1,411)(7)  $122,215
  Earnings from equity interests and other revenue             1,778     1,060         38 (6A)     (163)(7)     2,713
                                                             _______   _______    _______       _______      ________
        Total revenue                                         87,853    40,357     (1,708)       (1,574)      124,928
                                                             _______   _______    _______       _______      ________
Costs and other deductions
  Crude oil and product purchases                             31,507    20,970     (7,272)(4)
                                                                                    2,335 (6A)     (412)(7)    47,128
  Operating expenses                                           8,503     3,855        689 (6A)     (247)(7)    12,800
  Selling, general and administrative expenses                 6,289     2,904         95 (6A)      (44)(7)     9,244
  Depreciation and depletion                                   3,980     1,853        121 (6A)      (62)(7)     5,892
  Exploration expenses, including dry holes                      623       356                                    979
  Interest expense                                                66       350         16 (6A)       (2)(7)       430
  Excise taxes                                                10,449     4,323        257 (6A)     (482)(7)    14,547
  Other taxes and duties                                      19,300     2,590      2,038 (6A)       (4)(7)    23,924
  Income applicable to minority and preferred interests          129        48          1 (6A)                    178
                                                             _______   _______    _______       _______      ________
        Total costs and other deductions                      80,846    37,249     (1,720)       (1,253)      115,122
                                                             _______   _______    _______       _______      ________
Income before income taxes                                     7,007     3,108         12          (321)        9,806
  Income taxes                                                 2,097     1,252         12(6A)       (99)(7)     3,262
                                                             _______   _______    _______       _______      ________
Income before cumulative effect of accounting change           4,910     1,856          0          (222)        6,544
  Cumulative effect of accounting change                         (70)        0          0             0           (70)
                                                             _______   _______    _______       _______      ________
Net income                                                   $ 4,840   $ 1,856    $     0       $  (222)     $  6,474
                                                             =======   =======    =======       =======      ========
Net income per common share (dollars)
  Before cumulative effect of accounting change              $  2.01   $  2.33                  $ (0.06)     $   1.88 (3)
  Cumulative effect of accounting change                       (0.03)     0.00                     0.00         (0.02)(3)
                                                             _______   _______                  _______      ________
  Net income                                                 $  1.98   $  2.33                  $ (0.06)     $   1.86 (3)
                                                             =======   =======                  =======      ========
Net income per common share-assuming dilution (dollars)
  Before cumulative effect of accounting change              $  1.99   $  2.28                  $ (0.06)     $   1.85 (3)
  Cumulative effect of accounting change                       (0.03)     0.00                     0.00         (0.02)(3)
                                                             _______   _______                  _______      ________
  Net income                                                 $  1.96   $  2.28                  $ (0.06)     $   1.83 (3)
                                                             =======   =======                  =======      ========
Average number common shares outstanding (millions)            2,443       781                                  3,475 (3)
Average number common shares outstanding-assuming dilution
  (millions)                                                   2,473       810                                  3,542 (3)
Dividends per common share (dollars)                         $ 1.230   $ 1.710                               $  1.250 (3)
                      See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR YEAR ENDED DECEMBER 31, 1998
                                                             Historic         Pro Forma Adjustments
                                                         __________________   _______________________
                                                                               Merger        Businesses      Pro Forma
                                                         Exxon(2)  Mobil(2)    Affects        Divested       Combined
                                                         _____     _____       _______        ________       ________
                                                                           (millions of dollars)
Revenue
  Sales and other operating revenue, including excise
    taxes                                                $115,459  $ 51,899    $ (9,696)(4)
                                                                                   7,965 (6A)  $ (1,924)(7)   $163,703
  Earnings from equity interests and other revenue          2,355     1,638          22 (6A)      (144)(7)      3,871
                                                         ________  ________    ________       ________       ________
        Total revenue                                     117,814    53,537      (1,709)        (2,068)       167,574
                                                         ________  ________    ________       ________       ________
Costs and other deductions
  Crude oil and product purchases                          41,080    27,544      (9,696)(4)
                                                                                  3,217 (6A)      (540)(7)     61,605
  Operating expenses                                       11,655     5,498         913 (6A)      (326)(7)     17,740
  Selling, general and administrative expenses              8,372     4,006         147 (6A)       (62)(7)     12,463
  Depreciation and depletion                                5,340     2,831         184 (6A)       (82)(7)      8,273
  Exploration expenses, including dry holes                   863       643                                     1,506
  Interest expense                                            100       451          17 (6A)        (3)(7)        565
  Excise taxes                                             14,720     5,853         353 (6A)      (673)(7)     20,253
  Other taxes and duties                                   26,443     3,604       3,156 (6A)        (6)(7)     33,197
  Income applicable to minority and preferred interests       185        47          33 (6A)                      265
                                                         ________  ________    ________       ________       ________
        Total costs and other deductions                  108,758    50,477      (1,676)        (1,692)       155,867
                                                         ________  ________    ________       ________       ________
Income before income taxes                                  9,056     3,060         (33)          (376)        11,707
  Income taxes                                              2,616     1,356         (33)(6A)      (119)(7)      3,820
                                                         ________  ________    ________       ________       ________
Income before cumulative effect of accounting change        6,440     1,704           0           (257)         7,887
  Cumulative effect of accounting change                      (70)        0           0              0            (70)
                                                         ________  ________    ________       ________       ________
Net income                                               $  6,370  $  1,704    $      0       $   (257)      $  7,817
                                                         ========  ========    ========       ========       ========
Net income per common share (dollars)
  Before cumulative effect of accounting change          $   2.64  $   2.12                   $  (0.07)      $   2.26 (3)
  Cumulative effect of accounting change                    (0.03)     0.00                       0.00          (0.02)(3)
                                                         ________  ________                   ________       ________
  Net income                                             $   2.61  $   2.12                   $  (0.07)      $   2.24 (3)
                                                         ========  ========                   ========       ========
Net income per common share-assuming dilution (dollars)
  Before cumulative effect of accounting change          $   2.61  $   2.10                   $  (0.07)      $   2.23 (3)
  Cumulative effect of accounting change                    (0.03)     0.00                       0.00          (0.02)(3)
                                                         ________  ________                   ________       ________
  Net income                                             $   2.58  $   2.10                   $  (0.07)      $   2.21 (3)
                                                         ========  ========                   ========       ========
Average number common shares outstanding (millions)         2,440       779                                     3,468 (3)
Average number common shares outstanding-assuming dilution
  (millions)                                                2,468       807                                     3,533 (3)
Dividends per common share (dollars)                     $  1.640  $  2.280                                  $  1.666 (3)
                  See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

            UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR YEAR ENDED DECEMBER 31, 1997
                                                                     Historic            Pro Forma       Pro Forma
                                                                ___________________
                                                                Exxon(2)   Mobil(2)     Adjustments      Combined
                                                                _____      _____        ___________      ________
                                                                                (millions of dollars)
Revenue
  Sales and other operating revenue, including excise taxes     $135,176   $ 63,988      $(11,321)(4)
                                                                                            9,892 (6A)   $197,735
  Earnings from equity interests and other revenue                 2,100      1,878            33 (6A)      4,011
                                                                ________   ________      ________        ________
        Total revenue                                            137,276     65,866        (1,396)        201,746
                                                                ________   ________      ________        ________
Costs and other deductions
  Crude oil and product purchases                                 54,340     35,683       (11,321)(4)
                                                                                            4,739 (6A)     83,441
  Operating expenses                                              13,160      5,658         1,057 (6A)     19,875
  Selling, general and administrative expenses                     8,406      4,602           166 (6A)     13,174
  Depreciation and depletion                                       5,474      2,554           200 (6A)      8,228
  Exploration expenses, including dry holes                          753        499                         1,252
  Interest expense                                                   415        441             7 (6A)        863
  Excise taxes                                                    14,863      5,928           392 (6A)     21,183
  Other taxes and duties                                          26,661      4,113         3,093 (6A)     33,867
  Income applicable to minority and preferred interests              406         23            97 (6A)        526
                                                                ________   ________      ________        ________
        Total costs and other deductions                         124,478     59,501        (1,570)        182,409
                                                                ________   ________      ________        ________
Income before income taxes                                        12,798      6,365           174          19,337
  Income taxes                                                     4,338      3,093           174 (6A)      7,605
                                                                ________   ________      ________        ________
Net income                                                      $  8,460   $  3,272      $      0        $ 11,732
                                                                ========   ========      ========        ========
Net income per common share (dollars)                           $   3.41   $   4.10                      $   3.32 (3)

Net income per common share-assuming dilution (dollars)         $   3.37   $   4.01                      $   3.28 (3)

Average number common shares outstanding (millions)                2,473        786                         3,511 (3)
Average number common shares outstanding-assuming dilution
  (millions)                                                       2,505        815                         3,581 (3)

Dividends per common share (dollars)                            $  1.625   $  2.120                      $  1.619 (3)

                    See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements


               UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR YEAR ENDED DECEMBER 31, 1996
                                                                     Historic          Pro Forma      Pro Forma
                                                               ___________________
                                                               Exxon(2)   Mobil(2)    Adjustments     Combined
                                                               _____      _____       ___________     ________
                                                                             (millions of dollars)
Revenue
  Sales and other operating revenue, including excise taxes    $131,543   $ 79,944    $(12,300)(4)
                                                                                        10,851 (6A)   $210,038
  Earnings from equity interests and other revenue                2,706      1,559         (42)(6A)      4,223
                                                               ________   ________    ________        ________
        Total revenue                                           134,249     81,503      (1,491)        214,261
                                                               ________   ________    ________        ________
Costs and other deductions
  Crude oil and product purchases                                52,806     41,831     (12,300)(4)
                                                                                         4,822 (6A)     87,159
  Operating expenses                                             13,255      5,659       1,048 (6A)     19,962
  Selling, general and administrative expenses                    7,961      5,157         465 (6A)     13,583
  Depreciation and depletion                                      5,329      2,725         187 (6A)      8,241
  Exploration expenses, including dry holes                         763        512                       1,275
  Interest expense                                                  464        455           6 (6A)        925
  Excise taxes                                                   14,815      9,236         450 (6A)     24,501
  Other taxes and duties                                         26,556      9,787       3,670 (6A)     40,013
  Income applicable to minority and preferred interests             384         30          46 (6A)        460
                                                               ________   ________    ________        ________
        Total costs and other deductions                        122,333     75,392      (1,606)        196,119
                                                               ________   ________    ________        ________
Income before income taxes                                       11,916      6,111         115          18,142
  Income taxes                                                    4,406      3,147         115 (6A)      7,668
                                                               ________   ________    ________        ________
Net income                                                     $  7,510   $  2,964    $      0        $ 10,474
                                                               ========   ========    ========        ========
Net income per common share (dollars)                          $   3.01   $   3.69                    $   2.95 (3)

Net income per common share-assuming dilution (dollars)        $   2.99   $   3.62                    $   2.91 (3)

Average number common shares outstanding (millions)               2,484        788                       3,525 (3)
Average number common shares outstanding-assuming dilution
  (millions)                                                      2,512        816                       3,588 (3)
Dividends per common share (dollars)                           $  1.560   $  1.963                    $  1.538 (3)

                   See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements


  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

The unaudited pro forma condensed combined statements of income are based on the consolidated financial statements of Exxon and Mobil for the years ended December 31, 1998, 1997 and 1996 and for the nine months ended September 30, 1999 and 1998. The unaudited pro forma condensed combined balance sheet is based on the condensed consolidated financial statements of Exxon and Mobil at September 30, 1999.

Exxon and Mobil consolidated financial statements are prepared in conformity with generally accepted accounting principles and require Exxon and Mobil management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. In the opinion of Exxon and Mobil, the unaudited pro forma condensed combined financial statements include all adjustments necessary to present fairly the results of the periods presented. Actual results are not expected to differ materially from these estimates.

Note 2.  Accounting Policies and Financial Statement Classifications

The accounting policies of Exxon and Mobil are substantially comparable. Consequently, no adjustments were made to the unaudited pro forma condensed combined financial statements to align the accounting policies of the combining companies.

Certain revenues, costs and other deductions in the consolidated statements of income for Exxon and Mobil have been reclassified to conform to the line item presentation in the pro forma condensed combined statements of income. Certain assets, liabilities and shareholders' equity balances in the consolidated balance sheets for Exxon and Mobil have been reclassified to conform to the line item presentation in the pro forma condensed combined balance sheet.

Note 3.  Pro Forma Earnings Per Share and Dividends Per Share

The pro forma combined net income per common share is based on net income less preferred stock dividends and the weighted average number of outstanding common shares. Net income per common share-assuming dilution includes the dilutive effect of incentive program stock options and convertible preferred stock. The weighted average number of outstanding common shares has been adjusted to reflect the exchange ratio of 1.32015 shares of ExxonMobil common stock for each share of Mobil common stock.

The pro forma combined dividends per share reflect the sum of the dividends paid by Exxon and Mobil divided by the number of shares that would have been outstanding for the periods, after adjusting the Mobil shares for the exchange ratio of 1.32015 shares of ExxonMobil common stock.

Note 4.  Intercompany Transactions

Intercompany sales and purchase transactions have been eliminated in the unaudited pro forma condensed combined statements of income. Intercompany amounts receivable and payable have been eliminated in the unaudited pro forma condensed combined balance sheet.

Note 5.  Merger-Related and Integration-Related Expenses

An additional liability for merger-related fees and expenses of approximately $100 million has been reflected in the unaudited pro forma condensed combined balance sheet as of September 30, 1999. These fees include SEC filing fees, fees and expenses of investment bankers, attorneys and accountants, and financial printing and other related charges. These charges are not reflected in the unaudited pro forma condensed combined statements of income or the pro forma combined per share data.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Estimated costs of approximately $2.5 billion ($1.5 billion after-tax) will be incurred for severance and other integration-related expenses, including the elimination of duplicate facilities and excess capacity, operational realignment and related workforce reductions. These expenditures are necessary to reduce costs and operate efficiently. The unaudited pro forma condensed combined financial statements reflect neither the impact of these charges nor the benefits from the expected synergies. The costs for severance and other integration-related expenses will be charged to operations in the periods in which the obligations are incurred.

Note 6.  Other Pro Forma Adjustments

(A) A pro forma adjustment has been made to consolidate the accounts of certain refining, marketing and chemicals operations that are jointly controlled by the combining companies and which were accounted for by Exxon and Mobil as separate companies using the equity method.

(B) A pro forma adjustment has been made to reflect the cancellation of Mobil common stock accounted for as treasury stock and the assumed issuance of approximately 1.0 billion shares of ExxonMobil common stock in exchange for all the outstanding Mobil common stock (based on the exchange ratio of 1.32015). The actual number of shares of ExxonMobil common stock issued in connection with the merger was on the number of shares of Mobil common stock issued and outstanding at the effective time.

Note 7.  Required Regulatory Asset Divestments

As a condition for approval of the merger by the U.S. Federal Trade Commission and the European Commission, Exxon and Mobil must divest specified assets, including certain refining and marketing assets and pipeline interests in the U.S.; certain refining and marketing and natural gas distribution assets in Europe; and turbine oil assets worldwide.

The carrying amount of the required regulatory asset divestments on the balance sheet is approximately $3 billion as of September 30, 1999, essentially all of which is reported as investments and advances and property, plant and equipment. The company expects the assets to be sold in the year 2000 and to realize proceeds of approximately $4-5 billion.

A pro forma adjustment has been made to eliminate the estimated earnings for the required regulatory asset divestments in the unaudited pro forma condensed combined statements of income for the year ended
December 31, 1998 and for the nine months ended September 30, 1999 and 1998. These adjustments assume the divestments occurred on January 1, 1998. The unaudited pro forma condensed combined statements of income do not reflect gains that may result from the required regulatory asset divestments.